SEI TAX EXEMPT TRUST SEI DAILY INCOME TRUST

SEI INSTITUTIONAL MANAGED TRUST

SEI INSTITUTIONAL INTERNATIONAL TRUST

SEI ASSET ALLOCATION TRUST

SEI INSTITUTIONAL INVESTMENTS TRUST ADVISER MANAGED TRUST

NEW COVENANT FUNDS SEI CATHOLIC VALUES TRUST

SEI EXCHANGE TRADED FUNDS

Approval of Joint Fidelity Bond

VOTED:	That the Trustees, including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under the Investment Company Act of 1940, as amended (the “Investment Company Act”), of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds (each, a “Trust” and together, the “Trusts”) find that the participation in the Joint Fidelity Bond presented at the meeting of the Trustees is in the best interest of the Trusts, and that the proper officers be, and they hereby are, authorized to execute, with the advice of legal counsel to the Trusts, such Joint Fidelity Bond on behalf of the Trusts in the amount of $40 million;

VOTED:	That the Trustees, including a majority of the Independent Trustees, find that the premium is fair and reasonable provided that the allocation of the premium be in accordance with a formula under which each Trust pays no more than its pro-rata share of the premium based on relative asset size and, in any event, the Trusts would pay no more than the premium of an individual policy and no more than the share of the joint premiums based on the relative premiums that would apply to individual policies obtained by the Trusts participating in the Joint Fidelity Bond;

VOTED:	That the proper officers of the Trusts be, and they hereby are, authorized to execute and deliver an agreement, substantially similar to that set forth at the meeting of the Trustees, on behalf of the Trusts, regarding the allocation of premiums for and share of recovery from the Joint Fidelity Bond, as required by Rule 17g-1(f) under the Investment Company Act; and

VOTED:	That the officers of the Trusts are hereby directed to: (1) File with the Securities and Exchange Commission (the “SEC”) within 10 days after execution of the Joint Fidelity Bond or amendment thereof: (i) a copy of the bond, (ii) a copy of each resolution of the Board of Trustees, including a majority of the Independent Trustees, approving the amount, type, form and coverage of the bond and the portion of the premium to be paid by the Trusts, (iii) a statement showing the amount of the single insured bonds the Trusts would have provided or maintained had they not been named as insureds under the bond, (iv) a statement as to the period for which the premiums for the bond have been paid, (v) a copy of each agreement between the Trusts and all other named insureds entered into pursuant to Rule 17g-1(f) under the Investment Company Act, and (vi) a copy of any amendment to such agreements within 10 days after the execution of such amendment;

(2) File with the SEC, in writing, within five days after the making of a claim under the bond by a Trust, a statement of the nature and amount thereof;

(3) File with the SEC, within five days after the receipt thereof, a copy of the terms of the settlement of any claim made under the bond by a Trust; and

(4) Notify by registered mail each member of the Board of Trustees at his or her last known residence of: (i) any cancellation, termination or modification of the bond, not less than 45 days prior to the effective date of the cancellation, termination or modification, (ii) the filing and the settlement of any claim made under the bond by a Trust at any time the filings required under (2) and (3) above are made with the SEC, and (iii) the filing and proposed terms of settlement of any claim made under the bond by any other named insured, within five days of the receipt of a notice from the fidelity insurance company.

CAUSEWAY CAPITAL MANAGEMENT TRUST

Joint Fidelity Bond

VOTED: that the Trustees find that the Trust’s participation in the Joint Fidelity Bond, issued through Continental Casualty Company as lead carrier and the additional carriers more fully described in the Board materials, is in the best interests of the Trust, and the proper officers of the Trust are authorized to purchase, with the advice of legal counsel to the Trust, a Joint Fidelity Bond on behalf of the Trust in the amount of $40 million;

VOTED: that the Trustees find that the premium of ($7,917) for the Trust for the Fidelity Bond is fair and reasonable provided that the allocation of the premium be in accordance with a formula under which the Trust pays no more than its pro-rata share of the premium based on relative asset size and, in any event, the Trust pays no more than the premium of an individual policy and no more than the share of the joint premiums based on the relative premiums which would apply to individual policies obtained by the Funds participating in the Joint Fidelity Bond;

VOTED: that the proper officers of the Trust are authorized to execute and deliver an Agreement in the form included in the Board materials on behalf of the Trust regarding the allocation of premiums for and share of recovery from the Joint Fidelity Bond as required by Rule 17g-l(f) under the Investment Company Act of 1940, as amended;

VOTED: that the officers of the Trust are directed to:

(1) File with the Securities and Exchange Commission (the “SEC”) within 10 days after execution of the fidelity bond or amendment thereof (i) a copy of the bond, (ii) a copy of each resolution of the Board of Trustees including a majority of the Trustees who are not “interested persons” of the Trust, approving the amount, type, form and coverage of such bond and the portion of the premium to be paid by the Trust, (iii) a statement showing the amount the Trust would have provided or maintained had it not been named as an insured under a joint insured bond, (iv) a statement as to the period for which the premiums for such bond have been paid, (v) a copy of each agreement between the Trust and all other named insureds entered into pursuant to Rule 17g-l(f) under the Investment Company Act of 1940, as amended, and (vi) a copy of any amendment to such agreement within 10 days after the execution of such amendment;

(2) File with the SEC, in writing, within five days after the making of a claim under the bond by the Trust, a statement of the nature and amount thereof;

(3) File with the SEC, within five days after the receipt thereof, a copy of the terms of the settlement of any claim under the bond of the Trust; and

(4) Notify by registered mail each member of the Board of Trustees at his or her last known residence of (i) any cancellation, termination or modification of the bond, not less than 45 days prior to the effective date of the cancellation, termination or modification, (ii) the filing and the settlement of any claims under the bond by the Trust at any time the filings required under (2) and (3) above are made with the SEC, and (iii) the filing and proposed terms of settlement of any claim under the bond by any other named insured, within five days of the receipt of a notice from the fidelity insurance company; and

VOTED: that, Matt Maher is designated to make or cause to be made the filings and give the notices required by SEC Rule 17g-1(g).

Professional Liability (E&O/D&O) Policy and Side A Excess

VOTED: that the Trust and its Trustees and officers from time to time be named as insured under a Directors & Officers Professional Liability (E&O/D&O) Policy issued through Illinois Union Insurance Company, Everest National Insurance Company, Argonaut Insurance Company and Continental Casualty Company, as more fully described in the Board materials, with a limit of $15 million and deductible of $250,000 (for indemnifiable D&O and E&O claims) covering the Trust and its Trustees and officers generally against liabilities and expenses, with exceptions, arising out of claims, actions, or proceedings asserted or threatened against them in their respective capacities;

VOTED: that the Trustees find that participation in a E&O/D&O Policy is in the best interests of the Trust and that the president, any vice president, the treasurer and the secretary of the Trust are, and each of them singly is, authorized to execute, with the advice of legal counsel to the Trust, a joint E&O/D&O Policy on behalf of the Trust;

VOTED: that the Trustees find that the ($180,576) premium, to be allocated across the series of the Trust on the basis of their net assets, plus a possible surplus lines tax and fee which may be imposed on a portion of the coverage and to be allocated in the same manner, for such policy is fair and reasonable;

VOTED: that the Trustees approve the purchase of $5 million in Side A Difference-in-Conditions/ Side B excess coverage through CNA for a premium of ($44,345) as described in the Board materials, which is to be allocated across the series of the Trust on the basis of their net assets, to further protect the Trustees and officers against liabilities and expenses, with exceptions, arising out of claims, actions, or proceedings asserted or threatened against them in their capacities; and

VOTED: that the president, any vice president, the treasurer and the secretary of the Trust are, and each of them singly is, authorized to obtain such Policies in substantially the form discussed at this meeting.

THE ADVISORS’ INNER CIRCLE FUND

THE ADVISORS’ INNER CIRCLE FUND II

BISHOP STREET FUNDS

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

Approval of Joint Fidelity Bond

VOTED:	That the Board of Trustees (the “Trustees” or, the “Board”) of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds (each a “Trust” and collectively, the “Trusts”), including a majority of Trustees who are not “interested person” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trusts (the “Independent Trustees”), finds that the participation in the Joint Fidelity Bond is in the best interests of the Trusts, and that the Trusts’ officers be, and they hereby are, authorized to execute, with the advice of legal counsel to the Trusts, a Joint Fidelity Bond on behalf of the Trusts in the amount of $40 million per occurrence.

VOTED:	That the Trustees, including a majority of the Independent Trustees, find that the premium payable by each Trust under the Joint Fidelity Bond is fair and reasonable provided that the allocation of the premium be in accordance with a formula under which each Trust pays no more than its pro-rata share of the premium based on relative asset size;

VOTED:	That the Agreement Among Jointly Insured Parties among the Trusts and the other joint insureds under the Joint Fidelity Bond (the “Joint Fidelity Bond Agreement”) providing for the allocation of premiums for and share of recovery from the Joint Fidelity Bond as required by Rule 17g-l(f) under the 1940 Act, be, and it hereby is approved, in substantially the form presented to this Meeting and that the officers of the Trusts be, and they hereby are, authorized and directed to execute and deliver the Joint Fidelity Bond Agreement;

VOTED:	That the Secretary of the Trusts is hereby directed to: (1) File with the U.S. Securities and Exchange Commission (the “SEC”) within 10 days after execution of the Joint Fidelity Bond or amendment thereof (i) a copy of the Joint Fidelity Bond, (ii) a copy of each resolution of the Board, including a majority of the Independent Trustees, approving the amount, type, form and coverage of such Joint Fidelity Bond and the portion of the premium to be paid by the Trusts, (iii) a statement showing the amount each Trust would have provided or maintained had it not been named as an insured under the Joint Fidelity Bond, (iv) a statement as to the period for which the premiums for such Joint Fidelity Bond have been paid, and (v) a copy of the Joint Fidelity Bond Agreement, and (vi) a copy of any amendment to the Joint Fidelity Bond Agreement within 10 days after the execution of such amendment;

(2)	File with the SEC, in writing, within five days after the making of a claim under the Joint Fidelity Bond by the Trusts, a statement of the nature and amount thereof;

(3)	File with the SEC, within five days after the receipt thereof, a copy of the terms of the settlement of any claim under the Joint Fidelity Bond of the Trusts; and

(4)	Notify by registered mail each Trustee at his or her last known residence of (i) any cancellation, termination or modification of the Joint Fidelity Bond, not less than 45 days prior to the effective date of the cancellation, termination or modification, (ii) the filing and the settlement of any claims under the Joint Fidelity Bond by the Trusts at any time the filings required under (2) and (3) above are made with the SEC, and (iii) the filing and proposed terms of settlement of any claim under the Joint Fidelity Bond by any other named insured, within five days of the receipt of a notice from the fidelity insurance company.

Approval of Joint Directors & Officers Errors & Omissions Professional Liability (D&O/E&O) Policies

VOTED:	That each Trust and its Trustees and officers from time to time be named as insureds under a joint Directors & Officers Professional Liability (D&O/E&O) Policy issued through a reputable insurance company with a maximum liability limit of $40 million covering such Trust and its Trustees and officers (and other registered investment companies and trustees and officers of such companies managed, administered and/or distributed by SEI and its affiliates) generally against liabilities and expenses, with exceptions, arising out of claims, actions, or proceedings asserted or threatened against them in their respective capacities;

VOTED:	That each Trust and its Trustees and officers from time to time be named as insureds under a joint Directors & Officers Professional Liability (D&O/E&O) Policy issued through a reputable insurance company with a maximum liability limit of $5 million covering such Trust and its Trustees and officers generally against liabilities and expenses, with exceptions, arising out of claims, actions, or proceedings asserted or threatened against them in their respective capacities;

VOTED:	That the Trustees of each Trust find that participation in each joint D&O/E&O Policy is in the best interests of each Trust and that the officers of each Trust be, and they hereby are, and each of them singly is, authorized to execute, with the advice of legal counsel to such Trust, each joint D&O/E&O Policy on behalf of such Trust;

VOTED:	That the Trustees find that the premium payable by each Trust under each joint D&O/E&O Policy is fair and reasonable provided that the allocation of the premium be in accordance with the allocation methodology discussed at this Meeting and, in any event, the Trusts each would pay no more than the premiums of an individual policy and no more than the share of the joint premiums based on the relative premiums which would apply to individual policies taken by the Trusts; and

VOTED:	That the officers of each Trust be, and they hereby are, authorized to obtain or renew each such joint D&O/E&O Policy in substantially the form discussed at this Meeting.

Approval of Mutual Fund Independent Trustee Side A/B (D&O) Policy

VOTED:	That the Independent Trustees of the Trusts from time to time be named as insured under a joint Mutual Fund Independent Trustee Side A/B (D&O) Policy (“Side A/B Policy”) issued through a reputable insurance company with a limit of $5 million to further protect the Independent Trustees against liabilities and expenses, with exceptions, arising out of claims, actions or proceedings asserted or threatened against them in their respective capacities;

VOTED:	That the Trustees find that participation in a joint Side A/B Policy is in the best interests of the Trusts and that the officers be, and they hereby are, authorized to execute, with the advice of legal counsel to the Trusts, a joint Side A/B Policy on behalf of the Trusts;

2

VOTED:	That the Trustees find that the premium payable under the joint Side A/B Policy by each Trust is fair and reasonable provided that the allocation of the premium be in accordance with the allocation methodology discussed at this Meeting and, in any event, the Trusts each would pay no more than the premiums of an individual policy and no more than the share of the joint premiums based on the relative premiums which would apply to individual policies taken by the Trusts; and

VOTED:	That the officers of the Trusts be, and they hereby are, authorized to obtain or renew such a joint Side A/B Policy in substantially the form discussed at this Meeting.

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THE ADVISORS’ INNER CIRCLE FUND III

GALLERY TRUST

WILSHIRE PRIVATE ASSETS MASTER FUND

WILSHIRE PRIVATE ASSETS FUND

SYMMETRY PANORAMIC TRUST

Approval of Joint Fidelity Bond

VOTED:	That the Board of Trustees (the “Trustees” or, the “Board”) of The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and Symmetry Panoramic Trust (each a “Trust” and collectively, the “Trusts”), including a majority of Trustees who are not “interested person” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trusts (the “Independent Trustees”), finds that the participation in the Joint Fidelity Bond is in the best interests of the Trusts and that the Trusts’ officers be, and they hereby are, authorized to execute, with the advice of legal counsel to the Trusts, a Joint Fidelity Bond on behalf of the Trusts in the amount of $40 million per occurrence.

VOTED:	That the Trustees, including a majority of the Independent Trustees, find that the premium payable by each Trust under the Joint Fidelity Bond is fair and reasonable provided that the allocation of the premium be in accordance with a formula under which each Trust pays no more than its pro-rata share of the premium based on relative asset size;

VOTED:	That the Agreement Among Jointly Insured Parties among the Trusts and the other joint insureds under the Joint Fidelity Bond (the “Joint Fidelity Bond Agreement”) providing for the allocation of premiums for and share of recovery from the Joint Fidelity Bond as required by Rule 17g-l(f) under the 1940 Act, be, and it hereby is approved, in substantially the form presented to this Meeting and that the officers of the Trusts be, and they hereby are, authorized and directed to execute and deliver the Joint Fidelity Bond Agreement;

VOTED:	That the Secretary of the Trusts is hereby directed to: (1) File with the U.S. Securities and Exchange Commission (the “SEC”) within 10 days after execution of the Joint Fidelity Bond or amendment thereof (i) a copy of the Joint Fidelity Bond, (ii) a copy of each resolution of the Board, including a majority of the Independent Trustees, approving the amount, type, form and coverage of such Joint Fidelity Bond and the portion of the premium to be paid by the Trusts, (iii) a statement showing the amount each Trust would have provided or maintained had it not been named as an insured under the Joint Fidelity Bond, (iv) a statement as to the period for which the premiums for such Joint Fidelity Bond have been paid, and (v) a copy of the Joint Fidelity Bond Agreement, and (vi) a copy of any amendment to the Joint Fidelity Bond Agreement within 10 days after the execution of such amendment;

(2)	File with the SEC, in writing, within five days after the making of a claim under the Joint Fidelity Bond by the Trusts, a statement of the nature and amount thereof;

(3)	File with the SEC, within five days after the receipt thereof, a copy of the terms of the settlement of any claim under the Joint Fidelity Bond of the Trusts; and

(4)	Notify by registered mail each Trustee at his or her last known residence of (i) any cancellation, termination or modification of the Joint Fidelity Bond, not less than 45 days prior to the effective date of the cancellation, termination or modification, (ii) the filing and the settlement of any claims under the Joint Fidelity Bond by the Trusts at any time the filings required under (2) and (3) above are made with the SEC, and (iii) the filing and proposed terms of settlement of any claim under the Joint Fidelity Bond by any other named insured, within five days of the receipt of a notice from the fidelity insurance company.

Approval of Joint Directors & Officers Errors & Omissions

Professional Liability (D&O/E&O) Policies

VOTED:	That each Trust and its Trustees and officers from time to time be named as insureds under a joint Directors & Officers Professional Liability (D&O/E&O) Policy issued through a reputable insurance company with a maximum liability limit of $40 million covering such Trust and its Trustees and officers (and other registered investment companies and trustees and officers of such companies managed, administered and/or distributed by SEI and its affiliates) generally against liabilities and expenses, with exceptions, arising out of claims, actions, or proceedings asserted or threatened against them in their respective capacities;

VOTED:	That each Trust and its Trustees and officers from time to time be named as insureds under a joint Directors & Officers Professional Liability (D&O/E&O) Policy issued through a reputable insurance company with a maximum liability limit of $5 million covering such Trust and its Trustees and officers generally against liabilities and expenses, with exceptions, arising out of claims, actions, or proceedings asserted or threatened against them in their respective capacities;

VOTED:	That the Trustees of each Trust find that participation in each joint D&O/E&O Policy is in the best interests of each Trust and that the officers of each Trust be, and they hereby are, and each of them singly is, authorized to execute, with the advice of legal counsel to such Trust, each joint D&O/E&O Policy on behalf of such Trust;

VOTED:	That the Trustees find that the premium payable by each Trust under each joint D&O/E&O Policy is fair and reasonable provided that the allocation of the premium be in accordance with the allocation methodology discussed at this Meeting and, in any event, the Trusts each would pay no more than the premiums of an individual policy and no more than the share of the joint premiums based on the relative premiums which would apply to individual policies taken by the Trusts; and

VOTED:	That the officers of each Trust be, and they hereby are, authorized to obtain or renew each such joint D&O/E&O Policy in substantially the form discussed at this Meeting.

Approval of Mutual Fund Independent Trustee Side A/B (D&O) Policy

VOTED:	That the Independent Trustees of the Trusts from time to time be named as insured under a joint Mutual Fund Independent Trustee Side A/B (D&O) Policy (“Side A/B Policy”) issued through a reputable insurance company with a limit of $5 million to further protect the Independent Trustees against liabilities and expenses, with exceptions, arising out of claims, actions or proceedings asserted or threatened against them in their respective capacities;

2

VOTED:	That the Trustees find that participation in a joint Side A/B Policy is in the best interests of the Trusts and that the officers be, and they hereby are, authorized to execute, with the advice of legal counsel to the Trusts, a joint Side A/B Policy on behalf of the Trusts;

VOTED:	That the Trustees find that the premium payable under the joint Side A/B Policy by each Trust is fair and reasonable provided that the allocation of the premium be in accordance with the allocation methodology discussed at this Meeting and, in any event, the Trusts each would pay no more than the premiums of an individual policy and no more than the share of the joint premiums based on the relative premiums which would apply to individual policies taken by the Trusts; and

VOTED:	That the officers of the Trusts be, and they hereby are, authorized to obtain or renew such a joint Side A/B Policy in substantially the form discussed at this Meeting.

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Approval of Joint Fidelity Bond

VOTED:	That the Board of Trustees (the “Trustees” or, the “Board”) of Frost Family of Funds (the “Trust”), including a majority of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), finds that the participation in the Joint Fidelity Bond is in the best interests of the Trust, and that the Trust’s officers be, and they hereby are, authorized to execute, with the advice of legal counsel to the Trust, a Joint Fidelity Bond on behalf of the Trust in the amount of $40 million per occurrence.

VOTED:	That the Trustees, including a majority of the Independent Trustees, find that the premium payable by the Trust under the Joint Fidelity Bond is fair and reasonable provided that the allocation of the premium be in accordance with a formula under which the Trust pays no more than its pro-rata share of the premium based on relative asset size;

VOTED:	That the Agreement Among Jointly Insured Parties among the Trust and the other joint insureds under the Joint Fidelity Bond (the “Joint Fidelity Bond Agreement”) providing for the allocation of premiums for and share of recovery from the Joint Fidelity Bond as required by Rule 17g-l(f) under the 1940 Act, be, and it hereby is approved, in substantially the form presented to this Meeting and that the officers of the Trust be, and they hereby are, authorized and directed to execute and deliver the Joint Fidelity Bond Agreement;

VOTED:	That the Secretary of the Trust is hereby directed to: (1) File with the U.S. Securities and Exchange Commission (the “SEC”) within 10 days after execution of the Joint Fidelity Bond or amendment thereof (i) a copy of the Joint Fidelity Bond, (ii) a copy of each resolution of the Board, including a majority of the Independent Trustees, approving the amount, type, form and coverage of such Joint Fidelity Bond and the portion of the premium to be paid by the Trust, (iii) a statement showing the amount the Trust would have provided or maintained had it not been named as an insured under the Joint Fidelity Bond, (iv) a statement as to the period for which the premiums for such Joint Fidelity Bond have been paid, and (v) a copy of the Joint Fidelity Bond Agreement, and (vi) a copy of any amendment to the Joint Fidelity Bond Agreement within 10 days after the execution of such amendment;

(2)	File with the SEC, in writing, within five days after the making of a claim under the Joint Fidelity Bond by the Trust, a statement of the nature and amount thereof;

(3)	File with the SEC, within five days after the receipt thereof, a copy of the terms of the settlement of any claim under the Joint Fidelity Bond of the Trust; and

(4)	Notify by registered mail each Trustee at his or her last known residence of (i) any cancellation, termination or modification of the Joint Fidelity Bond, not less than 45 days prior to the effective date of the cancellation, termination or modification, (ii) the filing and the settlement of any claims under the Joint Fidelity Bond by the Trust at any time the filings required under (2) and (3) above are made with the SEC, and (iii) the filing and proposed terms of settlement of any claim under the Joint Fidelity Bond by any other named insured, within five days of the receipt of a notice from the fidelity insurance company.

Approval of Joint Directors & Officers Errors & Omissions Professional Liability (D&O/E&O) Policies

VOTED:	That the Trust and its Trustees and officers from time to time be named as insureds under a joint Directors & Officers Professional Liability (D&O/E&O) Policy issued through a reputable insurance company with a maximum liability limit of $40 million covering the Trust and its Trustees and officers (and other registered investment companies and trustees and officers of such companies managed, administered and/or distributed by SEI and its affiliates) generally against liabilities and expenses, with exceptions, arising out of claims, actions, or proceedings asserted or threatened against them in their respective capacities;

VOTED:	That the Trust and its Trustees and officers from time to time be named as insureds under a joint Directors & Officers Professional Liability (D&O/E&O) Policy issued through a reputable insurance company with a maximum liability limit of $5 million covering the Trust and its Trustees and officers generally against liabilities and expenses, with exceptions, arising out of claims, actions, or proceedings asserted or threatened against them in their respective capacities;

VOTED:	That the Trustees of the Trust find that participation in each joint D&O/E&O Policy is in the best interests of the Trust and that the officers of the Trust be, and they hereby are, and each of them singly is, authorized to execute, with the advice of legal counsel to the Trust, each joint D&O/E&O Policy on behalf of the Trust;

VOTED:	That the Trustees find that the premium payable by the Trust under each joint D&O/E&O Policy is fair and reasonable provided that the allocation of the premium be in accordance with the allocation methodology discussed at this Meeting and, in any event, the Trust would pay no more than the premiums of an individual policy and no more than the share of the joint premiums based on the relative premiums which would apply to individual policies taken by the Trust; and

VOTED:	That the officers of the Trust be, and they hereby are, authorized to obtain or renew each such joint D&O/E&O Policy in substantially the form discussed at this Meeting.

Approval of Mutual Fund Independent Trustee Side A/B (D&O) Policy

VOTED:	That the Independent Trustees of the Trust from time to time be named as insured under a joint Mutual Fund Independent Trustee Side A/B (D&O) Policy (“Side A/B Policy”) issued through a reputable insurance company with a limit of $5 million to further protect the Independent Trustees against liabilities and expenses, with exceptions, arising out of claims, actions or proceedings asserted or threatened against them in their respective capacities;

VOTED:	That the Trustees find that participation in a joint Side A/B Policy is in the best interests of the Trust and that the officers be, and they hereby are, authorized to execute, with the advice of legal counsel to the Trust, a joint Side A/B Policy on behalf of the Trust;

VOTED:	That the Trustees find that the premium payable under the joint Side A/B Policy by the Trust is fair and reasonable provided that the allocation of the premium be in accordance with the allocation methodology discussed at this Meeting and, in any event, the Trust would pay no more than the premiums of an individual policy and no more than the share of the joint premiums based on the relative premiums which would apply to individual policies taken by the Trust; and

2

VOTED:	That the officers of the Trust be, and they hereby are, authorized to obtain or renew such a joint Side A/B Policy in substantially the form discussed at this Meeting.

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SEI STRUCTURED CREDIT FUND, L.P.
SEI ALTERNATIVE INCOME FUND

Approval of Joint Fidelity Bond and Agreement Among Jointly Insured Parties

VOTED:	That the Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”) (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), find that the participation in the Joint Fidelity Bond presented to this meeting is in the best interests of the SEI Structured Credit Fund, L.P. and the SEI Alternative Income Fund (each a “Fund” and together, the “Funds”), and that the proper officers be, and they hereby are, authorized to execute, with the advice of legal counsel to the Funds, such Joint Fidelity Bond on behalf of the Funds in the amount of $40 million.

VOTED:	That the Trustees, including a majority of the Independent Trustees, find that the premium is fair and reasonable provided that the allocation of the premium be in accordance with a formula under which each Fund pays no more than its pro rata share of the premium based on relative asset size and, in any event, the Fund would pay no more than the premium of an individual policy and no more than the share of the joint premium based on the relative premiums which would apply to individual policies obtained by the parties participating in the Joint Fidelity Bond.

VOTED:	That the proper officers of the Funds hereby are, and each of them singly is, authorized to execute and deliver an Agreement (attached to the minutes as Exhibit A) on behalf of the Funds regarding the allocation of premiums for and share of recovery from the Joint Fidelity Bond as required by Rule 17g-l(f) under the Investment Company Act of 1940 (the “Investment Company Act).

VOTED:	That the officers of the Funds are hereby directed to:

(1) File with the U.S. Securities and Exchange Committee (the “SEC”) within 10 days after execution of the fidelity bond or amendment thereof (i) a copy of the bond; (ii) a copy of each resolution of the Board of Trustees, including a majority of the Trustees who are not “interested persons,” approving the amount, type, form and coverage of such bond and the portion of the premium to be paid by the Funds; (iii) a statement showing the amount the Funds would have provided or maintained had they not been named as insureds under a joint insured bond; (iv) a statement as to the period for which the premiums for the bond have been paid; (v) a copy of each agreement between the Funds and all other named insureds entered into pursuant to Rule 17g-l(f) under the Investment Company Act; and (vi) a copy of any amendment to such Agreement within 10 days after the execution of such amendment;

(2) File with the SEC, in writing, within five days after the making of a claim under the bond by a Fund, a statement of the nature and amount thereof;

(3) File with the SEC, within five days after the receipt thereof, a copy of the terms of the settlement of any claim under the bond by a Fund; and

(4) Notify by registered mail each member of the Board of Trustees at his or her last known residence of (i) any cancellation, termination or modification of the bond, not less than 45 days prior to the effective date of the cancellation, termination or modification, (ii) the filing and the settlement of any claims under the bond by a Fund at any time the filings required under (2) and (3) above are made with the SEC, and (iii) the filing and proposed terms of settlement of any claim under the bond by any other named insured, within five days of the receipt of a notice from the fidelity insurance company.